                       WILMINGTON SMALL CAP CORE PORTFOLIO

                                OF WT MUTUAL FUND

                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

     SUPPLEMENT DATED NOVEMBER 21, 2003 TO PROSPECTUS DATED NOVEMBER 1, 2003

The information in this Supplement updates the corresponding information in, and should be read in conjunction with, the Institutional Shares Prospectus of the Wilmington Small Cap Core Portfolio (the "Portfolio") of WT Mutual Fund (the "Fund") dated November 1, 2003 (the "Prospectus").

On November 14, 2003, shareholders of the Portfolio approved several proposals to change the Portfolio's investment objective, strategies and policies and to approve a new investment advisory agreement. Under the new investment strategy, RSMC, as investment adviser to the Portfolio, will allocate the Portfolio's assets between the Small Cap Growth Series and the Small Cap Value Series of WT Investment Trust I (the "Underlying Series"). Accordingly, effective December 1, 2003, the Portfolio, will no longer operate as a "feeder fund" in a master/feeder structure, but will invest in two or more affiliated mutual funds which invest primarily in small-capitalization equity securities.

In connection with this change, at the close of business November 28, 2003, the Portfolio will withdraw all of its assets from the Small Cap Core Series of WT Investment Trust I. In addition, the Portfolio shareholders approved an Investment Advisory Agreement between the Fund and Rodney Square Management Corporation ("RSMC"). It is expected that expenses indirectly paid by the Portfolio as a shareholder of the Underlying Series will be higher than expenses paid under the master/feeder structure. The increased expenses will result from the higher investment advisory fees paid by each of the Underlying Series, as well as their higher operating expenses. However, RSMC believes that the new investment strategy will allow the Portfolio greater investment opportunity as well as greater flexibility for RSMC to manage the Portfolio's investments. Set forth below are annual fund operating expenses and expense examples restated to reflect the anticipated costs of investing in the Underlying Series:

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS) (1):

                                   INSTITUTIONAL SHARES
                                   --------------------
Management fees(1)                         None
Distribution (12b-1) fees                  None
Other expenses(2)                          0.24%
Underlying Series' expenses(3)             1.13%
TOTAL ANNUAL OPERATING EXPENSES            1.37%

(1) The investment adviser to the Portfolio is RSMC and the investment advisers to the Small Cap Growth Series and the Small Cap Value Series are Roxbury Capital Management, LLC ("Roxbury") and Cramer Rosenthal McGlynn, LLC ("CRM"), respectively. RSMC is not paid an advisory fee for services provided to the Portfolio. Roxbury and CRM, as investment advisers to the respective Underlying Series, will receive investment advisory fees of 1.00% and 0.75%, respectively.

(2) "Other expenses" have been restated to reflect current fees in connection with the change in the investment structure from a master/feeder structure to an investment structure that allocates the Portfolio's assets among one or more affiliated mutual funds as approved by shareholders on November 14, 2003.

(3) "Underlying Series' expenses" are based upon the equal allocation of the Portfolio's assets between the Underlying Series. For a listing of the expenses associated with each Underlying Series, please see "Management of the Portfolio-Underlying Series Expenses." Actual Underlying Series' expenses for the Portfolio are expected to vary with changes in the allocation of the Portfolio's assets, and may be higher or lower than those shown above. The Portfolio will not pay any sales load, Rule 12b-1 distribution fee or shareholder service fee in connection with its investments in shares of the Underlying Series. However, the Portfolio will indirectly bear its pro rata share of the expenses incurred by the Underlying Series.

EXAMPLE

      This example is intended to help you compare the cost of investing in Institutional Shares of the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

-     you reinvested all dividends and other distributions;

-     the average annual return was 5%;

- the Portfolio's total operating expenses are charged and remain the same over the time periods; and

-     you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

WILMINGTON SMALL CAP CORE PORTFOLIO      1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                         ------    -------   -------    --------
      Institutional Shares                $139      $434       $750      $1,646

      The above example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

        INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE